Vanguard Health Care Fund
Supplement Dated August 1, 2024, to the Prospectus and Summary Prospectus Dated May 24, 2024

Important Changes to Vanguard Health Care Fund

As part of a multi-year succession plan, Jean Hynes will step down as co-portfolio manager of Vanguard Health Care Fund (the Fund) on or about January 2, 2025. At that time, Rebecca Sykes, who currently serves as co-portfolio manager, will remain as the Fund’s sole portfolio manager. Ms. Hynes will remain at Wellington Management Company LLP and continue to serve as its CEO and Managing Partner.
The Fund’s investment objective, strategies, and policies will remain unchanged.

© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 052A 082024

Vanguard Specialized Funds

Supplement Dated August 1, 2024, to the Statement of Additional Information Dated May 24, 2024

Important Changes to Vanguard Health Care Fund
As part of a multi-year succession plan, Jean Hynes will step down as co-portfolio manager of Vanguard Health Care Fund (the Fund) on or about January 2, 2025. At that time, Rebecca Sykes, who currently serves as co-portfolio manager, will remain as the Fund’s sole portfolio manager. Ms. Hynes will remain at Wellington Management Company LLP and continue to serve as its CEO and Managing Partner.
The Fund’s investment objective, strategies, and policies will remain unchanged.
© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 051A 082024